Exhibit 99.1

Elastic Reports Strong Second Quarter Fiscal 2021 Financial Results

Q2 Revenue of $144.9 million, Up 43% year-over-year
Q2 SaaS Revenue of $37.4 million, Up 81% year-over-year

MOUNTAIN VIEW, Calif., December 2, 2020--(BUSINESS WIRE)-- Elastic (NYSE: ESTC) (“Elastic”), the company behind Elasticsearch and the Elastic Stack, announced strong results for its second quarter of fiscal 2021 (ended October 31, 2020).

Second Quarter Fiscal 2021 Financial Highlights

•Total revenue was $144.9 million, an increase of 43% year-over-year, or 40% on a constant currency basis
•SaaS revenue was $37.4 million, an increase of 81% year-over-year, or 79% on a constant currency basis
•Calculated billings was $177.7 million, an increase of 42% year-over-year, or 39% on a constant currency basis
•Deferred revenue was $309.2 million, an increase of 54% year-over-year
•GAAP operating loss was $28.4 million; GAAP operating margin was -20%
•Non-GAAP operating loss was $1.7 million; non-GAAP operating margin was -1%
•GAAP net loss per share was $0.34; non-GAAP net loss per share was $0.03
•Operating cash flow was -$17.3 million with free cash flow of -$18.6 million
•Cash and cash equivalents were $349.0 million as of October 31, 2020

“Elastic delivered excellent results in the second quarter,” said Shay Banon, founder and chief executive officer of Elastic. “We are innovating across our three solutions built on a single stack, expanding our relationships with key partners, and empowering our customers to drive outcomes through data, insights, and action.”

Second Quarter Fiscal 2021 Key Metrics and Recent Business Highlights

Key Customer Metrics:

•Total subscription customer count was over 12,900, compared to over 12,100 in Q1 FY21, and over 9,700 in Q2 FY20
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 650, compared to over 630 in Q1 FY21, and over 525 in Q2 FY20
•Subscription revenue represented 93% of total revenue
•Net Expansion Rate continued to be greater than 130%

Product Releases and Other Business Highlights:
Elastic released version 7.10 of the Elastic Stack. Included in this release were innovations across Elastic Enterprise Search, Observability, and Security solutions that optimize search, enhance performance monitoring capabilities, and enrich security functionalities.

Foundational features in 7.10 that can be leveraged across all three solutions include a beta release of searchable snapshots to help customers store and search more data while maintaining control over cost and performance; the general availability of Kibana Lens to enable users to visualize data faster with drag-and-drop ease; and dashboard drill downs to web apps in Kibana to make it easier for users to take actions based on the data insights.

Expanded capabilities on Elastic include:

•Elastic Enterprise Search
◦Deepened access to more content sources on Workplace Search with the addition of connectors for Slack and Salesforce sandboxes
◦Enhanced document-level security support for Workplace Search connectors to manage access to Sharepoint Online, OneDrive, and Microsoft 365
◦Added single sign-on to App Search and Workplace Search in Elastic Cloud so users can more easily sign into accounts using Elastic Cloud credentials and eliminate the need to manage multiple usernames and passwords

•Elastic Observability
◦Launched user experience monitoring in Kibana to measure, monitor, and understand the performance and quality of websites
◦Expanded synthetic monitoring capabilities to test and optimize websites with multistep journey checks in Elastic Uptime
◦Introduced one-click anomaly detections to detect common infrastructure issues with zero manual setup, making it easier to keep tabs on the health of thousands of hosts or containers

•Elastic Security
◦Lowered mean time to detect (MTTD) and reduced alert fatigue with event query language (EQL) correlation and indicator match rules
◦Expanded protections for cloud and remote users with prebuilt detections for Azure, Google Cloud, and Zoom
◦Extended visibility across fast-changing attack surfaces with new integrations including Cisco Umbrella, Juniper SRX, Microsoft 365 Defender, SIP, and Zoom

•Elastic Cloud
◦Announced improvements that allow users to optimize for any use case using new solution-specific deployments, audit access to data using audit logs, and upgrade more easily
◦Added three new regions: AWS Mumbai, Azure Iowa, and Azure New South Wales, now providing availability of Elastic Cloud across 42 regions
◦Introduced integrated billing for Elastic Cloud on Microsoft Azure making it simpler for customers to buy and scale for their Elastic use cases

•Other Business Highlights
◦Held first-ever virtual ElasticON Global event with more than 25,000 registrations and 300 sessions, and featured talks with platinum event sponsors Google Cloud and Microsoft
◦Delivered nine regional virtual ElasticON events and exhibited at Black Hat USA and KubeCon North America reaching tens of thousands of developers, security professionals, and technical leaders
◦Launched Operation Giving Back, a partnership with VetsInTech to provide training, mentorship, and professional development resources to active duty military and veterans

◦Recognized as “best place to work for women” in three categories by the created-by-women-for-women workplace review site Fairygodboss

Financial Outlook

The Company is providing the following guidance: For the third quarter of fiscal 2021 (ending January 31, 2021):

•Total revenue is expected to be between $145 million and $147 million
•Non-GAAP operating margin is expected to be between -8.5% and -7.5%
•Non-GAAP net loss per share is expected to be between $0.16 and $0.14, assuming between 88.5 million and 89.5 million weighted average ordinary shares outstanding

For fiscal 2021 (ending April 30, 2021):

•Total revenue is expected to be between $568 million and $572 million
•Non-GAAP operating margin is expected to be between -7.0% and -6.0%
•Non-GAAP net loss per share is expected to be between $0.40 and $0.32, assuming between 87 million and 89 million weighted average ordinary shares outstanding

We continue to believe it is prudent to expect some near-term business headwinds as the economic impact from the ongoing COVID-19 pandemic further unfolds. As such, our guidance includes the expected impact of the COVID‑19 pandemic on our business and results of operations based on information available to us today.

See the section titled “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

Elastic’s executive management team will host a conference call today at 2:00 p.m. PT/ 5:00 p.m. ET to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available on Elastic’s Investor Relations website at ir.elastic.co. Slides will accompany the webcast. The replay of the webcast and slides will be available for two months.

About Elastic

Elastic is a search company built on a free and open heritage. Anyone can use Elastic products and solutions to get started quickly and frictionlessly. Elastic offers three solutions for enterprise search, observability, and security, built on one technology stack that can be deployed anywhere. From finding documents to monitoring infrastructure to hunting for threats, Elastic makes data usable in real time and at scale. Founded in 2012, Elastic is a distributed company with Elasticians around the globe. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Use of Non-GAAP Financial Measures

Reconciliations of non-GAAP financial measures to Elastic’s financial results as determined in accordance with U.S. GAAP are included at the end of this press release following the accompanying financial data. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see the section of this press release titled “About Non-GAAP Financial Measures.”

Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risk and uncertainties, which include, but are not limited to, our expected financial results for the fiscal quarter ending January 31, 2021 and the fiscal year ending April 30, 2021, our expectations regarding the impact of the COVID-19 pandemic, our assessments of the strength of our solutions and products, the effectiveness of our go-to-market strategy, including by expanding our relationships with our partners, and our expectations regarding the benefits of our investments. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Our expectations and beliefs in light of currently available information regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to those related to: the impact of the COVID-19 pandemic on the macroeconomic environment, on our business, operations, hiring and financial results, and on businesses of our customers and partners, including their spending priorities, the effect of lockdowns, restrictions and new regulations; our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; our ability to continue to deliver and improve our offerings and develop new offerings, including security-related product and SaaS offerings; customer acceptance and purchase of our existing offerings and new offerings, including the expansion and adoption of our SaaS offerings; our inability to realize value from investments in the business, including R&D investments; our ability to maintain and expand our user and customer base; the impact of foreign currency exchange rate and interest rate fluctuations on our results; our international expansion strategy; our operating results and cash flows; our beliefs and objectives for future operations; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy, including by expanding our relationships with our partners, and expand in our existing markets and into new markets, and our ability to forecast customer retention and expansion; and general market, political, economic and business conditions (including developments and volatility arising from the COVID-19 pandemic).

Any additional or unforeseen effect from the COVID-19 pandemic may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2020 and any subsequent reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Contact Information

Anthony Luscri
Elastic Investor Relations
ir@elastic.co
(650) 695-1055

Lisa Boughner
Elastic Corporate Communications
lisa.boughner@elastic.co

Elastic N.V.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2020	2019	2020	2019
Revenue
License - self-managed	$15,514	$12,272	$30,393	$22,179
Subscription - self-managed and SaaS	118,695	79,407	225,158	151,890
Total subscription revenue	134,209	91,679	255,551	174,069
Professional services	10,685	9,427	18,213	16,747
Total revenue	144,894	101,106	273,764	190,816
Cost of revenue
Cost of license - self-managed	347	158	693	255
Cost of subscription - self-managed and SaaS	29,148	19,741	55,038	37,636
Total cost of revenue - subscription	29,495	19,899	55,731	37,891
Cost of professional services	8,953	8,862	17,548	17,121
Total cost of revenue	38,448	28,761	73,279	55,012
Gross profit	106,446	72,345	200,485	135,804
Operating expenses
Research and development	46,688	38,478	92,366	73,660
Sales and marketing	64,474	54,020	120,625	106,031
General and administrative	23,705	31,808	45,434	50,376
Total operating expenses	134,867	124,306	258,425	230,067
Operating loss	(28,421)	(51,961)	(57,940)	(94,263)
Other income (expense), net (1)	(84)	1,684	10,801	2,615
Loss before income taxes	(28,505)	(50,277)	(47,139)	(91,648)
Provision for (benefit from) income taxes	653	(304)	1,020	94
Net loss	$(29,158)	$(49,973)	$(48,159)	$(91,742)
Net loss per share attributable to ordinary shareholders, basic and diluted	$(0.34)	$(0.64)	$(0.56)	$(1.20)
Weighted-average shares used to compute net loss per share attributable to ordinary shareholders, basic and diluted	86,373,166	77,772,406	85,275,474	76,202,865
(1) Includes a foreign currency transaction loss of $0.2 million and a foreign currency transaction gain of $10.6 million for the three and six months ended October 31, 2020, respectively, arising primarily from foreign exchange remeasurement of intercompany balances. Intercompany balances are eliminated on consolidation.

Elastic N.V.
CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share and per share amounts)
(Unaudited)

Assets	As of October 31, 2020	As of April 30, 2020
Current assets:
Cash and cash equivalents	$348,986	$297,081
Restricted cash	2,325	2,308
Accounts receivable, net of allowance for credit losses of $1,505 and $1,247 as of October 31, 2020 and April 30, 2020, respectively	132,523	128,690
Deferred contract acquisition costs	28,487	19,537
Prepaid expenses and other current assets	31,805	32,623
Total current assets	544,126	480,239
Property and equipment, net	8,004	7,760
Goodwill	198,196	197,877
Operating lease right-of-use assets	30,277	32,783
Intangible assets, net	43,362	50,455
Deferred contract acquisition costs, non-current	35,996	24,012
Deferred tax assets	3,685	3,164
Other assets	3,915	7,621
Total assets	$867,561	$803,911
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$9,213	$11,485
Accrued expenses and other liabilities	21,824	22,210
Accrued compensation and benefits	46,975	48,409
Operating lease liabilities	7,863	7,639
Deferred revenue	262,257	231,681
Total current liabilities	348,132	321,424
Deferred revenue, non-current	46,959	28,021
Operating lease liabilities, non-current	25,032	27,827
Other liabilities, non-current	4,781	12,992
Total liabilities	424,904	390,264
Commitments and contingencies
Shareholders’ equity:
Convertible preference shares, €0.01 par value; 165,000,000 shares authorized, 0 shares issued and outstanding as of October 31, 2020 and April 30, 2020	—	—
Ordinary shares, par value €0.01 per share: 165,000,000 shares authorized; 87,204,991 shares issued and outstanding as of October 31, 2020 and 82,856,978 shares issued and outstanding as of April 30, 2020	908	856
Treasury stock	(369)	(369)
Additional paid-in capital	986,075	898,788
Accumulated other comprehensive loss	(11,914)	(1,377)
Accumulated deficit	(532,043)	(484,251)
Total shareholders’ equity	442,657	413,647
Total liabilities and shareholders’ equity	$867,561	$803,911

Elastic N.V.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)
(Unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2020	2019	2020	2019
Cash flows from operating activities
Net loss (1)	$(29,158)	$(49,973)	$(48,159)	$(91,742)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization	4,310	2,050	8,566	3,338
Amortization of deferred contract acquisition costs	9,160	7,198	18,173	13,921
Non-cash operating lease cost	1,760	1,667	3,434	3,014
Stock-based compensation expense	21,487	14,416	40,078	27,187
Non-cash acquisition expense settled with shares	—	8,834	—	8,834
Deferred income taxes	81	(690)	(286)	(671)
Foreign currency transaction gains (2)	(874)	—	(10,924)	—
Other	(11)	323	(11)	323
Changes in operating assets and liabilities:
Accounts receivable, net	(45,148)	(18,678)	63	4,850
Deferred contract acquisition costs	(21,409)	(11,510)	(37,872)	(17,025)
Prepaid expenses and other current assets	759	(3,389)	1,100	(819)
Other assets	2,347	851	4,040	1,906
Accounts payable	(2,026)	1,916	(2,638)	4,204
Accrued expenses and other liabilities	4,038	6,238	(1,061)	3,372
Accrued compensation and benefits	6,513	18,031	(691)	16,214
Operating lease liabilities	(1,819)	(1,505)	(3,535)	(2,788)
Deferred revenue	32,701	24,511	34,432	24,478
Net cash provided by (used in) operating activities (3)	(17,289)	290	4,709	(1,404)
Cash flows from investing activities
Purchases of property and equipment	(1,277)	(1,645)	(1,656)	(3,230)
Business acquisition, net of cash acquired	—	(24,373)	—	(24,373)
Other	1,320	—	1,320	—
Net cash provided by (used in) investing activities	43	(26,018)	(336)	(27,603)
Cash flows from financing activities
Proceeds from issuance of ordinary shares upon exercise of stock options	15,978	19,455	45,230	39,568
Payment of withholding taxes related to acquisition expense settled in shares	—	(2,834)	—	(2,834)
Repayment of notes payable	—	(30)	—	(60)
Net cash provided by financing activities	15,978	16,591	45,230	36,674
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(153)	(728)	2,319	(399)
Net increase (decrease) in cash, cash equivalents, and restricted cash	(1,421)	(9,865)	51,922	7,268
Cash, cash equivalents, and restricted cash, beginning of period	352,732	317,413	299,389	300,280
Cash, cash equivalents, and restricted cash, end of period	$351,311	$307,548	$351,311	$307,548
(1) Includes foreign currency transaction gains of $0.9 million and $10.9 million for the three and six months ended October 31, 2020, respectively, arising primarily from foreign exchange remeasurement of intercompany balances. Intercompany balances are eliminated on consolidation.
(2) Removes the foreign currency transaction gains of $0.9 million and $10.9 million for the three and six months ended October 31, 2020, respectively, included in net loss.
(3) Unaffected by foreign currency transaction gains.

Elastic N.V.
REVENUE BY TYPE
(amounts in thousands, except percentages)
(Unaudited)

	Three Months Ended October 31,				Six Months Ended October 31,
	2020		2019		2020		2019
	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue
Self-managed subscription	$96,781	67%	$71,030	71%	$185,496	67%	$135,842	71%
License	15,514	11%	12,272	12%	30,393	11%	22,179	11%
Subscription	81,267	56%	58,758	59%	155,103	56%	113,663	60%
SaaS	37,428	26%	20,649	20%	70,055	26%	38,227	20%
Total subscription revenue	134,209	93%	91,679	91%	255,551	93%	174,069	91%
Professional services	10,685	7%	9,427	9%	18,213	7%	16,747	9%
Total revenue	$144,894	100%	$101,106	100%	$273,764	100%	$190,816	100%

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
CALCULATED BILLINGS
(amounts in thousands)
(Unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2020	2019	2020	2019
Total revenue	$144,894	$101,106	$273,764	$190,816
Add: Increase in total deferred revenue	32,701	24,511	34,432	24,478
Less: (Increase) decrease in unbilled accounts receivable	151	(362)	(424)	(599)
Calculated billings	$177,746	$125,255	$307,772	$214,695

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
FREE CASH FLOW
(amounts in thousands, except percentages)
(Unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2020	2019	2020	2019
Net cash provided by (used in) operating activities	$(17,289)	$290	$4,709	$(1,404)
Less: Purchases of property and equipment	(1,277)	(1,645)	(1,656)	(3,230)
Free cash flow	$(18,566)	$(1,355)	$3,053	$(4,634)
Net cash provided by (used in) investing activities	$43	$(26,018)	$(336)	$(27,603)
Net cash provided by financing activities	$15,978	$16,591	$45,230	$36,674
Net cash provided by (used in) operating activities (as a percentage of total revenue)	(12)%	—%	2%	—%
Less: Purchases of property and equipment (as a percentage of total revenue)	(1)%	(1)%	(1)%	(2)%
Free cash flow margin	(13)%	(1)%	1%	(2)%

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
(amounts in thousands, except percentages, share and per share amounts)
(Unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2020	2019	2020	2019
Gross Profit Reconciliation:
GAAP gross profit	$106,446	$72,345	$200,485	$135,804
Stock-based compensation expense	2,836	1,584	5,154	3,060
Employer payroll taxes on employee stock transactions	102	252	322	420
Amortization of acquired intangibles	2,109	1,019	4,218	1,652
Non-GAAP gross profit	$111,493	$75,200	$210,179	$140,936
Gross Margin Reconciliation(1):
GAAP gross margin	73.5%	71.6%	73.2%	71.2%
Stock-based compensation expense	2.0%	1.6%	1.9%	1.6%
Employer payroll taxes on employee stock transactions	0.1%	0.2%	0.1%	0.2%
Amortization of acquired intangibles	1.5%	1.0%	1.5%	0.9%
Non-GAAP gross margin	76.9%	74.4%	76.8%	73.9%
Operating Loss Reconciliation:
GAAP operating loss	$(28,421)	$(51,961)	$(57,940)	$(94,263)
Stock-based compensation expense	21,487	14,416	40,078	27,187
Employer payroll taxes on employee stock transactions	1,643	3,780	4,751	5,909
Amortization of acquired intangibles	3,542	1,398	7,092	2,060
Acquisition-related expenses	—	13,962	—	16,434
Non-GAAP operating loss	$(1,749)	$(18,405)	$(6,019)	$(42,673)
Operating Margin Reconciliation(1):
GAAP operating margin	(19.6)%	(51.4)%	(21.2)%	(49.4)%
Stock-based compensation expense	14.8%	14.3%	14.6%	14.2%
Employer payroll taxes on employee stock transactions	1.1%	3.7%	1.7%	3.1%
Amortization of acquired intangibles	2.4%	1.4%	2.6%	1.1%
Acquisition-related expenses	0.0%	13.8%	0.0%	8.6%
Non-GAAP operating margin	(1.2)%	(18.2)%	(2.2)%	(22.4)%
Net Loss Reconciliation:
GAAP net loss	$(29,158)	$(49,973)	$(48,159)	$(91,742)
Stock-based compensation expense	21,487	14,416	40,078	27,187
Employer payroll taxes on employee stock transactions	1,643	3,780	4,751	5,909
Amortization of acquired intangibles	3,542	1,398	7,092	2,060
Acquisition-related expenses	—	13,962	—	16,434
Income tax(2)	(58)	(757)	(150)	(1,114)
Non-GAAP net income (loss)	$(2,544)	$(17,174)	$3,612	$(41,266)
Non-GAAP earnings (net loss) per share attributable to ordinary shareholders, basic	$(0.03)	$(0.22)	$0.04	$(0.54)
Non-GAAP earnings (net loss) per share attributable to ordinary shareholders, diluted	$(0.03)	$(0.22)	$0.04	$(0.54)
Weighted-average shares used to compute earnings (net loss) per share attributable to ordinary shareholders, basic	86,373,166	77,772,406	85,275,474	76,202,865
Weighted-average shares used to compute earnings (net loss) per share attributable to ordinary shareholders, diluted	86,373,166	77,772,406	96,681,562	76,202,865

(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings per share are calculated based upon the respective underlying, non-rounded data.

(2) Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures presented above as well as significant tax adjustments. Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
(amounts in thousands)
(Unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2020	2019	2020	2019
Cost of revenue reconciliation:
GAAP cost of license - self-managed	$347	$158	$693	$255
Amortization of acquired intangibles	(347)	(158)	(693)	(255)
Non-GAAP cost of license - self -managed	$—	$—	$—	$—
GAAP cost of subscription - self-managed and SaaS	$29,148	$19,741	$55,038	$37,636
Stock-based compensation expense	(1,860)	(946)	(3,226)	(1,861)
Employer payroll taxes on employee stock transactions	(77)	(166)	(220)	(300)
Amortization of acquired intangibles	(1,762)	(861)	(3,525)	(1,397)
Non-GAAP cost of subscription - self-managed and SaaS	$25,449	$17,768	$48,067	$34,078
GAAP cost of professional services	$8,953	$8,862	$17,548	$17,121
Stock-based compensation expense	(976)	(638)	(1,928)	(1,199)
Employer payroll taxes on employee stock transactions	(25)	(86)	(102)	(120)
Non-GAAP cost of professional services	$7,952	$8,138	$15,518	$15,802
Operating expenses reconciliation:
GAAP research and development expense	$46,688	$38,478	$92,366	$73,660
Stock-based compensation expense	(7,663)	(5,870)	(14,793)	(10,831)
Employer payroll taxes on employee stock transactions	(465)	(888)	(1,459)	(1,648)
Acquisition-related expenses	—	—	—	(34)
Non-GAAP research and development expense	$38,560	$31,720	$76,114	$61,147
GAAP sales and marketing expense	$64,474	$54,020	$120,625	$106,031
Stock-based compensation expense	(7,955)	(4,658)	(14,147)	(8,966)
Employer payroll taxes on employee stock transactions	(614)	(1,887)	(1,771)	(2,481)
Amortization of acquired intangibles	(1,433)	(379)	(2,874)	(408)
Acquisition-related expenses	—	(113)	—	(113)
Non-GAAP sales and marketing expenses	$54,472	$46,983	$101,833	$94,063
GAAP general and administrative expense	$23,705	$31,808	$45,434	$50,376
Stock-based compensation expense	(3,033)	(2,304)	(5,984)	(4,330)
Employer payroll taxes on employee stock transactions	(462)	(753)	(1,199)	(1,360)
Acquisition-related expenses	—	(13,849)	—	(16,287)
Non-GAAP general and administrative expense	$20,210	$14,902	$38,251	$28,399

About Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the non-GAAP measures listed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In particular, free cash flow is not a substitute for cash used in operating activities. Additionally, the utility of free cash flow as a measure of our liquidity is further limited as it does not represent the total increase or decrease in our cash balance for a given period. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation of our historical non-GAAP financial measures to their most directly comparable financial measure stated in accordance with U.S. GAAP has been provided in the financial statement tables included in this press release. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review these reconciliations, and not to rely on any single financial measure to evaluate our business.

Non-GAAP Gross Profit and Non-GAAP Gross Margin
We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Loss and Non-GAAP Operating Margin
We define non-GAAP operating loss and non-GAAP operating margin as GAAP operating loss and GAAP operating margin, respectively, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, and acquisition-related expenses. We believe non-GAAP operating loss and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Net Loss Per Share
We define non-GAAP net loss per share as GAAP net loss per share, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, acquisition-related expenses and the tax effects related to the foregoing. We believe non-GAAP net loss per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Free Cash Flow and Free Cash Flow Margin
Free cash flow is a non-GAAP financial measure that we define as net cash (used in) provided by operating activities less purchases of property and equipment. Free cash flow margin is calculated as free cash flow divided by total revenue. We believe that free cash flow and free cash flow margin are useful indicators of liquidity that provide information to management and investors about the amount of cash generated from our core operations that, after the purchases of property and equipment, can be used for strategic initiatives, including investing in our business and selectively pursuing acquisitions and strategic investments.

Calculated Billings
We define calculated billings as total revenue plus the increase in total deferred revenue as presented on or derived from our consolidated statements of cash flows less the (increase) decrease in total unbilled accounts receivable in a given period. Calculated billings exclude the effects of deferred revenue and unbilled accounts receivable acquired through acquisitions. We typically invoice our customers annually in advance, and to a lesser extent multi-year in advance, quarterly in advance, monthly in advance, monthly in arrears or upon delivery. Our management uses calculated billings to understand and evaluate our near-term cash flows and operating results.

Constant Currency
We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.